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                                                JOHN HANCOCK
                                                VARIABLE SERIES TRUST I

                                                International Equity Index Fund

                                                SUPPLEMENT DATED MARCH 29, 2004
                                                TO
                                                PROSPECTUS DATED MAY 1, 2003, as
                                                supplemented December 15, 2003

On March 29, 2004, the International Equity Index Fund employed SSgA Funds Management, Inc. ("SSgA") to replace Independence Investment LLC as the Fund's subadviser. Under SSgA, the Fund will continue to seek to track the performance of a broad-based equity index of foreign companies in developed and, to a lesser extent, emerging markets. In this regard, the Fund normally invests more than 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. ("MSCI ACWI-ex US") Index. (Prior to November 1, 2003, the Fund normally invested more than 80% of its assets in securities listed in the MSCI EAFE GDP Index, and was managed relative to a composite equal to 90% MSCI EAFE GDP Index and 10% MSCI Emerging Markets Free Index.)

The MSCI ACWI-ex US Index includes companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East and Asia/Pacific Regions. Country index weights are based upon a country's market capitalization. Under SSgA, the portfolio managers employ a passive management strategy using quantitative techniques to replicate, as closely as possible, the characteristics of the MSCI ACWI-ex US Index, including country and sector weights. The composition of the index changes from time to time, and the portfolio managers will reflect those changes as soon as practical.

The Fund may continue to have significant foreign risk, index management risk, market risk and manager risk, and, to a lesser degree, derivatives risk. These risks are described in more detail in the prospectus.

SSgA's portfolio management team is overseen by:
Jeffery Beach
--Principal of SSgA
--Joined SSgA in 1986
James Francis, CFA
--Principal of SSgA
--Joined SSgA in 1987

                 Managed by John Hancock Life Insurance Company
                               John Hancock Place
                                Boston, MA 02119

                   You should retain a copy of this Supplement
                    and the prospectus for future reference.